Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Prodigy Finance Limited (the “Company”)

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

(together, the “Specified Parties”)

Re: Prodigy Finance ABS 2023-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “CM2021-2 ABS Loan Tape & Strats_7thSept_Inc Fall23 Loans v3 (B3 + Excluded)_v3_Audit_Org_PD_ Included STATE CAPS.xlsx.zip” (the “Data File”), provided by the Company on October 20, 2023, containing information on 13,121 student loans (the “Student Loans”) as of September 7, 2023 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Prodigy Finance ABS 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “D-Pay System” means the Company’s servicing system.

•	The term “Platform System” means the Company’s document management system.

•	The term “CRS System” means the Company’s credit risk system.

•	The term “Course Type Categories” means a list of course categories (“STEM,” “Business” or “Other”) corresponding to each Course Type in the D-Pay System, provided by the Company on October 11, 2023.

•	The term “School Country Categories” means a list of country categories corresponding to each School Country in the CRS System, provided by the Company on October 11, 2023.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Inferences Hubble Predictions” means a list of predicted probabilities of default provided by the Company on October 11, 2023, generated by the Company’s internal risk rating model version 9 for the Selected Student Loans (defined below) where the original risk ratings were generated by the model versions 4 through 8 (the “Prior Risk Rating Models”).

•	The term “Scoreband Reference” means a list of ranges of predicted probabilities of default corresponding to the Risk Rating (Hubble 9) field in the Data File, provided by the Company on October 11, 2023.

•	The term “World Bank Economics” means a list of Resident at Time of Application ( “RATOA") countries in the CRS System corresponding to the 1st App RATOA field in the Data File, provided by the Company on October 11, 2023.

•	The term “Sources” means the following information provided by the Company for the Selected Student Loans:

–	Electronic records from the D-Pay System and CRS System

–	Copies of Loan Agreements in the Platform System (“Loan Agreements”)

–	Course Type Categories

–	School Country Categories

–	Inferences Hubble Predictions

–	Scoreband Reference

–	World Bank Economics

The Sources were represented by the Company to be copies of the original Sources or electronic records contained within the respective system. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Student Loans from the Data File (the “Selected Student Loans”). A listing of the Selected Student Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Student Loans we were instructed to randomly select from the Data File.

B.	For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Application ID	Application ID in D-Pay System

Borrower ID	Student name in CRS System

Attribute	Sources / Instructions

PLMS Loan Repayment Status	Loan Status / Sub Status in D-Pay System

Original Disbursed (excluding Admin Fee)	Disbursed To Date in D-Pay System

Total Outstanding (including Post Grace Interest Due)	Closing Balance in D-Pay System

Course Category (adjusted)	Course Type in D-Pay System and Course Type Categories

For Selected Student Loans #6, #11, #18 and #26, the Course Type in D-Pay System was “MS in Finance” or “MS in Business Analytics.” The Company informed us that MS in Finance or MS in Business Analytics courses could be categorized as either “STEM” or “Business” depending on the Company’s review of specific course materials. As such the information is considered to be in agreement if the Course Category (adjusted) in the Data File was either “STEM” or “Business.”

Margin (At Origination)	Margin in D-Pay System

Remaining Periods (Months)	Recompute by subtracting Active Term from Total Term in D-Pay System

Remaining Grace Period (Months)	Recompute by subtracting Active Term from Grace Term in D-Pay System.

Issuance Repay Term (Months)	Repayment Term in D-Pay System

Months in Repayment	Number of Months in Repayment in D-Pay System

University Name	School Name in D-Pay System

School Country	Campus Country in CRS System and School Country Categories

Risk Rating (Hubble 9)	Scoreband in CRS System for Selected Student Loans with a value of “9” in the Original Pd Model Version field in the Data File

For Selected Student Loans with a value of 4 through 8 in the Original Pd Model Version field in the Data File, the Company informed us that the predicted probability of default for such Selected Student Loans was generated by the Prior Risk Rating Models, and as such, instructed us to perform the following procedures:

(i) Identify the predicted probability of default (“PREDICTED_PD” field in the Inferences Hubble Predictions) using the Application ID;

(ii) Compare the identified predicted probably of default in step (i) to the threshold range in the Scoreband Reference to obtain the risk rating; and,

(iii) Compare the result from step (ii) to the Risk Rating (Hubble 9) in the Data File.

For Selected Student Loans #48 and #145, the identified ratings were 10 and 11, respectively, which did not agree to the Risk Rating (Hubble 9) field in the Data File. The Company informed us that they overrode the risk rating for these two borrowers based on a pre-approved exception of being in the Top 20 MBA schools. We compared the Risk Rating (Hubble 9) to the Scoreband in the “Override” section of the CRS System and identified that the reason stated in the CRS System was “MBA, Top 20 schools.” These were not considered exceptions.

Attribute	Sources / Instructions

For Selected Student Loans #24, #36 and #71, although the value in the Original Pd Model Version in the Data File was less than 9, the Company instructed us to compare the Risk Rating (Hubble 9) in the Data File to the Scoreband in the CRS System because the borrowers’ applications were approved after the Company model version 9 was launched. These were not considered exceptions.

Original PD Score (Original Risk Rating)	Scoreband in CRS System.

For Selected Student Loans #48 and #145, the Company informed us that they overrode the risk rating of these two borrowers based on a pre-approved exception of being in the Top 20 MBA schools. We compare the Original PD Score (Original Risk Rating) to the Scoreband in the “Override” section of the CRS System and identified that the reason stated in CRS System was “MBA, Top 20 schools.” These were not considered exceptions.

1st App RATOA	RATOA in CRS System and World Bank Economics

For Selected Student Loan #81, RATOA in the CRS System was “Ireland” as it reflected the borrower’s address at the time of the credit decision, which did not agree to country “United States” lstated in the Data File. The Company informed us that due to specific regulations, borrowers from Ireland were required to provide a new residential address in their campus country and sign their Loan Agreement in their campus country. The country in the Data File reflects the borrower’s campus country at the time the Loan Agreement was signed. This was not considered an exception.

State Lending Cap	Total Interest Rate Capped in D-Pay System

We found such information to be in agreement except as listed in Exhibit B.

C.	For each Selected Student Loan, we observed the presence of a copy of a signed Loan Agreement containing the (i) same borrower name as that appearing in the D-Pay System and (ii) same total amount of credit equal to the Loan Amount in the D-Pay System. We make no representation regarding the authenticity of the signature(s) on the Loan Agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 25, 2023

Exhibit A

The Selected Student Loans

Selected Student Loan #	Application ID	Selected Student Loan #	Application ID	Selected Student Loan #	Application ID

1	20231001	51	20231051	101	20231101
2	20231002	52	20231052	102	20231102
3	20231003	53	20231053	103	20231103
4	20231004	54	20231054	104	20231104
5	20231005	55	20231055	105	20231105
6	20231006	56	20231056	106	20231106
7	20231007	57	20231057	107	20231107
8	20231008	58	20231058	108	20231108
9	20231009	59	20231059	109	20231109
10	20231010	60	20231060	110	20231110
11	20231011	61	20231061	111	20231111
12	20231012	62	20231062	112	20231112
13	20231013	63	20231063	113	20231113
14	20231014	64	20231064	114	20231114
15	20231015	65	20231065	115	20231115
16	20231016	66	20231066	116	20231116
17	20231017	67	20231067	117	20231117
18	20231018	68	20231068	118	20231118
19	20231019	69	20231069	119	20231119
20	20231020	70	20231070	120	20231120
21	20231021	71	20231071	121	20231121
22	20231022	72	20231072	122	20231122
23	20231023	73	20231073	123	20231123
24	20231024	74	20231074	124	20231124
25	20231025	75	20231075	125	20231125
26	20231026	76	20231076	126	20231126
27	20231027	77	20231077	127	20231127
28	20231028	78	20231078	128	20231128
29	20231029	79	20231079	129	20231129
30	20231030	80	20231080	130	20231130
31	20231031	81	20231081	131	20231131
32	20231032	82	20231082	132	20231132
33	20231033	83	20231083	133	20231133
34	20231034	84	20231084	134	20231134
35	20231035	85	20231085	135	20231135
36	20231036	86	20231086	136	20231136
37	20231037	87	20231087	137	20231137
38	20231038	88	20231088	138	20231138
39	20231039	89	20231089	139	20231139
40	20231040	90	20231090	140	20231140
41	20231041	91	20231091	141	20231141
42	20231042	92	20231092	142	20231142
43	20231043	93	20231093	143	20231143
44	20231044	94	20231094	144	20231144
45	20231045	95	20231095	145	20231145
46	20231046	96	20231096	146	20231146
47	20231047	97	20231097	147	20231147
48	20231048	98	20231098	148	20231148
49	20231049	99	20231099	149	20231149
50	20231050	100	20231100	150	20231150

Note: The Company has assigned a unique Application ID to each Student Loan in the Data File. The Application IDs referred to in this Exhibit are not the Company’s Application IDs.

Exhibit B

Exception List

Selected Student			Per	Per
Loan #	Application ID	Attribute	Data File	Sources

40	20231040	Risk Rating (Hubble 9)	9	10

Note: The Company has assigned a unique Application ID to each Student Loan in the Data File. The Application IDs referred to in this Exhibit are not the Company’s Application IDs.